UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

Transfer Technology International Corp.
 (Exact name of Registrant as specified in its charter)
____________________

Delaware (State or other Jurisdiction of Incorporation or organization)	000-27131 (Commission File Number)	88-0381258 (IRS Employer I.D. No.)
___________________________

2240 Twelve Oaks Way, Suite 101-1
Wesley Chapel, Florida  33544
Tel:  (813) 388-6891
Fax:  (813) 428-5990
 (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)
___________________________

N/A
(Former name and/or address if changed since last report)

Item 8.01 Other Events

The Registrant hereby states that as of December 1, 2010, the Registrant has outstanding 51,160,376 shares of its common stock.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transfer Technology International Corp.

Dated: December 1, 2010                                                      By: /s/ Chris Trina
       Chris Trina
       Chief Executive Officer